10.5 Micro-Manufacturing Facility Purchase Agreement between DenexCorp(TM)/LVPS MicroFacility, Inc. and AO "GIRIYEY"

                                        MICRO-MANUFACTURING   FACILITY  PURCHASE
                                        AGREEMENT RT 775591697

[Russian translation omitted]           THIS AGREEMENT, is made and entered into
                                        as of the 18th day of December,  1996 in
                                        Moscow,    Russia    by   and    between
                                        DenexCorp/LVPS  MicroFacility  with  its
                                        principal  office at 7755 Center Avenue,
                                        Huntington  Beach,  California  ( in the
                                        person of President/General Director Ron
                                        Pattersonthe  "Seller") and AO "GIRIYEY"
                                        with  its   principal   office   at  218
                                        Sotsialisticheskaya
                                        St,RostovonDon,344022  Russia  ( in  the
                                        person of  General  Director  Ovcharenko
                                        N.G.the  "Buyer")  and is premised  upon
                                        the   following    circumstances    (the
                                        "Agreement"):

                                             WHEREAS,  Seller is a  manufacturer
                                        of modular MicroManufacturing Facilities
                                        which  plants  are  designed  to produce
                                        large   volume   parenteral    solutions
                                        ("LVPS") in various sized containers;

                                             WHEREAS  Buyer  desires to purchase
                                        from  Seller and Seller  desires to sell
                                        to Buyer a  MicroManufacturing  Facility
                                        upon   the    terms    and    conditions
                                        hereinafter set forth.

                                             NOW THEREFORE,  in consideration of
                                        the  foregoing and in  consideration  of
                                        the  mutual  covenants,   conditions,and
                                        undertakings herein contained, Seller and Buyer agree as follows:

                                        1.   Purchase   of    MicroManufacturing
                                        Facility.

                                        1. 1. Seller  hereby  sells to Buyer and
                                        Buyer  hereby  purchases  from  Seller a
                                        Micro-Manufacturing     Facility,    the
                                        specifications   and   blueprints   (the
                                        "Specifications")  for the manufacturing
                                        modules and  components  which  comprise
                                        said facility,  and associated equipment
                                        list  (the  "Equipment  List")  are more
                                        particularly  described  in the attached
                                        Exhibit 1, hereinafter referred together
                                        with the  inventory  of spare  parts and
                                        supplies  listed in the  Specifications,
                                        the "Modules and  Components"  and as to
                                        the Manufacturing  Facility by itself as
                                        the    "modules,"    for   delivery   to
                                        Rostov-on-Don.

                                        The Modules and Components  will include
                                        all   equipment    necessary   for   the
                                        production of LVPS  including  molds for
                                        two (2) sizesin two copies of  packaging
                                        and the  inventory  of  Components,  but
                                        specifically excludes items such as real
                                        estate,  water  supply,   electrical  or
                                        other  power of  utilities,  and general
                                        site  preparation,   which  are  Buyer's
                                        responsibility  under Section 3.4 below.
                                        The term "Specifications" shall include the specifications delivered to Buyer by Seller pursuant to Section 1.3(a) below.

                                        1.2.  The  Seller  represents  that  the
                                        Modules  and   Components   after  final
                                        installation and when property  operated
                                        in  accordance  with  Seller's  standard
                                        proper operating procedures and with raw
                                        materials   meeting  and   otherwise  in
                                        accordance with Seller's specifications, will enable Buyer to:

                                          (a)  Produce  quality  meeting  United
                                          States  Food and  Drug  Administration
                                          ("US    FDA")    Good    Manufacturing
                                          Practices  in  compliance  with US FDA
                                          regulations, 21 CFR Pan 211and USP No.
                                          XXIII; and

                                          (b)  Produce  a minimum  of  4,000,000
                                          500ml  units of such  LVPS  per  year,
                                          assuming  not less  than six (6) fully
                                          operational  (i.e. with no down time),
                                          24 hour production shifts per week.

                                        1.3. In connections with the production and sale of the Modules and Components, Seller shall:

                                          (a) Survey the Modules  site  selected
                                          and acquired by Buyer in  consultation
                                          with Seller (the "Site"),  and prepare
                                          specifications for the Site based upon
                                          information provided by Buyer pursuant
                                          to  Section  3.4  below   relating  to
                                          general  construction,  water  sources
                                          (including  chilled  water  supply and
                                          still feed water),  electrical  power,
                                          steam supply,  oilfree  compressed air
                                          supply,  oil-free vacuum requirements,
                                          communication  lines, sewage and waste
                                          disposal    transportation    of   the
                                          Modules,

                                          (b)   Manufacture   the   Modules  and
                                          Components  in the  United  States  of
                                          America, and upon completion, test the
                                          Modules and Components, and certify in
                                          writing  to  Buyer  that  the  Modules
                                          meets  the   production   and  quality
                                          standards  set  forth in  Section  1.2
                                          above,

                                          (c) Train six (6) of Buyer's personnel
                                          (meeting  the  requirements  set forth
                                          below)(training  in Russian  language)
                                          in   the    proper    operation    and
                                          maintenance  of  the  Modules,  and be
                                          responsible  for the  cost of room and
                                          board for such personnel at a location
                                          to  be   selected   by  Seller.   Such
                                          training  shall  last for a period not
                                          to exceed  four (4)  weeks  commencing
                                          upon a date  not more  than  fortyfive
                                          (45)  days  after  Seller's  notice to
                                          Buyer that Seller is ready to commence
                                          such training.

                                          (d) Obtain all necessary  licenses and
                                          permits   in   connection   with   the
                                          shipment of the site with a safe berth
                                          to  which  the   parties   may  agree,
                                          provided  however,  that Seller  shall
                                          have  no   obligation  to  obtain  any
                                          license,     permits,     or     other
                                          authorizations,      other     charges
                                          required,  directly or indirectly,  in
                                          connection with the  transportation or
                                          operation    of   the    Modules   and
                                          Components,  or the  reassembly of the
                                          Modules   at   the   Site,    or   the
                                          preparation of, provision of utilities
                                          to  and/or  the  construction  of  the
                                          building  and/or  improvements  on the
                                          Site, and

                                          (e)  Arrange  for  the   packaging  or
                                          crating, shipment,

                                          (f) Perform its obligations under this
                                          Agreement  in   accordance   with  the
                                          Implementation Schedule.

                                          Seller shall be solely responsible for
                                          the   selection   of  the   method  of
                                          transportation  by which  the  Modules
                                          and  Components  are shipped,  and all
                                          freights and insurance  costs and risk
                                          of  loss   until   the   Modules   and
                                          Components  arrive DEQ the dock at the
                                          port of Rostovon- Don.

                                        2. Purchase Price

                                        2.1. U.S. S 550,000.00  Initial Purchase
                                        Deposit will be paid upon execution of this Agreement. Reimbursement of these funds will only be by installments on presentation of invoice in accordance with Paragraph (4) 4.1 B. below.

                                        The   Buyer   shall  pay  to  Seller  as
                                        consideration of the plant project works and the other obligations of Seller pursuant to this Agreement as follows:.

                                        The seller is  obliged  to  present  the
                                        reports on use of money resources during
                                        120 days from the  moment of  payment by
                                        the   Buyer   of  an   initial   payment
                                        according to the requirements of the Buyer and Seller on documenting the bargain.

                                          a)        Consulting         services,
                                          informativeconsulting    services   in
                                          marketing  and study of  opportunities
                                          for optimum  reagents  deliveries  and
                                          components    for    manufacture    of
                                          solutions.  The  Seller is  obliged to
                                          advise  the  Buyer  on  all  technical
                                          questions  and to  give  at his  order
                                          about sufficient volumes the necessary
                                          engineering  specifications  90000  US
                                          dollars.

                                          b) Survey of a place of  accommodation
                                          of a microfactory  for  manufacture of
                                          solutions      by     the      experts
                                          DenexCorp/LVPS  in  Rostovon-  Don  (4
                                          peoples. on 10 days) 60000 US dollars.

                                          c) Making a shooting of  territory  by
                                          the  experts  of   DenexCorp1LVPS   in
                                          RostovonDon  with  distribution of the
                                          recommendations  on a  lining  of  the
                                          communications   to  Plant   building,
                                          conformity  of premises of  buildings,
                                          architectonic  form of a  building  in
                                          conformity  of  the   requirements  of
                                          norms FDA

                                          (Distribution  of  the  project  of  a
                                          building  part) 180000 US dollars.

                                          d)  Training   the   managers  of  JSC
                                          "Giriey" to design and  operation of a
                                          factory     and     realization     of
                                          examinations      on     norms     FDA
                                          (RostovonDon) on 10 day program-100000
                                          US dollars

                                          e)   Administrative    and   juridical
                                          expenses,     financial     agreement,
                                          regulation  questions  with FDA USA on
                                          accordance   with  law  and  juridical
                                          norms    100000    USD    (f)    Test,
                                          certification  and  state  inspection.
                                          Preparation of standard  documentation
                                          with agreement20000 USD.

                                        2.2.Buyer shall pay the Purchase Price to order of Seller as follows:

                                          (a) The balance of U.S. $ 4 950 000.00
                                          shall  be paid  over a  period  of ten
                                          (10) years in one  hundred  and twenty
                                          (120)  monthly   installments,   after
                                          reception of the goods.

                                          Approximately price of the Agreement 5
                                          500 000 USD It is  possible to pay for
                                          the   Plant   purchase    before   the
                                          appointed time.

                                          Seller  shall notify Buyer of the date
                                          of shipment the Modules and Components
                                          from a U.S.  port of exit.  Thereafter
                                          Buyer  shall  make  such  payments  to
                                          Seller  and/or  Seller's  agent on the
                                          fifth (5th)  business  day of each and
                                          every  calendar  month  from the month
                                          following  the  date  of  such  notice
                                          until paid in full.

                                          Buyer hereby  further  agrees to grant
                                          to Seller or its nominee an equivalent
                                          of an American  real  estate  mortgage
                                          and/or  grant  deed,  which  is  to be
                                          recorded   according  to  the  Buyer's
                                          local laws, on the Site as well as any
                                          structure  thereon  in favor of Seller
                                          until such time as the Purchase  Price
                                          of the Modules and  Components  due is
                                          paid in  full  under  Section  2.2(b).
                                          Said titles and  guarantees  all to be
                                          presented to Seller by the Buyer prior
                                          to   shipment   of  said   Module  and
                                          Components.

                                        3. Obligations of Buyer.

                                        3. 1 Buyer  shall be solely  responsible
                                        for  the   arrangement  and  expense  of
                                        acquiring  the Site  including,  but not
                                        limited  to,  all  construction,   water
                                        sources, electrical power, steam supply, oil-free compressed air supply, oil free vacuum requirement, communication lines, off-site warehousing. Buyer will provide guarantees of government and/or utility suppliers as to the above prior to shipment of the Modules and Components by Seller. Above improvements to Site by Buyer are to be pledged to the Seller upon execution of this Agreement until Seller and/or Seller's agent is paid in full by Buyer.

                                        3.2.Buyer agrees to sent for training the next persons:

                                          (a) Two (2) graduate  pharmacists  who
                                          have   graduated  from  a  college  or
                                          university acceptable to Seller with a
                                          Bachelors  or  equivalent   degree  in
                                          pharmacology

                                          (b) Two  (2)  entrylevel  chemical  or
                                          mechanical  engineers  with a  minimum
                                          Bachelor  of  Science  degree  from  a
                                          college or  university  acceptable  to
                                          Seller, and

                                          (c)  Two  (2)  laboratory  technicians
                                          with   educational   credentials   and
                                          laboratory  experience  acceptable  to
                                          Seller.

                                          Buyer hereby  acknowledges  and agrees
                                          that Seller  shall not be  responsible
                                          for  the  failure  of any  of  Buyer's
                                          personnel  to  complete  the  Seller's
                                          framing    course   for   any   reason
                                          whatsoever,  nor shall Seller bear any
                                          responsibility   for  such   personnel
                                          beyond  providing the  training,  room
                                          and board.  Buyer is  responsible  for
                                          all other  expenses of the  personnel,
                                          and for the acts and  omissions of the
                                          personnel  while being  trained by and
                                          at Seller's facility.

                                        3.3  Buyer  shall  provide  Seller  with
                                        sufficient  information to enable Seller
                                        to prepare  specifications for the water
                                        sources  (including chilled water supply
                                        and still feed water), electrical power,
                                        steam  supply,  oilfree  compressed  air
                                        supply,   oilfree  vacuum  requirements,
                                        communication  lines,  sewage  and waste
                                        disposal  transportation  facilities  at
                                        the  Site,  and for  other  improvements
                                        required   in   connection    with   the
                                        operation of the Modules.

                                        3.4.Buyer   shall  be  responsible   for
                                        obtaining  and  agrees to obtain  and/or
                                        pay  for,  as  applicable,  in a  timely
                                        manner, such license,  permits and other
                                        authorizations  as  may be  required  by
                                        Buyer's  government and any  subdivision
                                        or agency thereof and other  authorities
                                        with jurisdiction or the color of right,
                                        directly or  indirectly,  in  connection
                                        with the purchase,  preparation  of, and
                                        construction   of  improvements  on  and
                                        off-site  for the Site and  importation,
                                        transportation,     establishment    and
                                        operation of the Modules at Buyer's Site
                                        and  other   transactions   contemplated
                                        hereby. Buyer shall provide government guarantees to Selle prior to shipment of the Modules and Components that all licenses and/or permits issued to Buyer inure to the Seller in the event of default by Buyer.

                                        3.5.Buyer shall be responsible for the unloading of the Modules and Components and their assembly at the Site. Buyer acknowledges that it assumes all risk of loss upon arrival of the Modules and Components and that in the event of said loss, all payments shall continue to Seller as defined in Section 22(b) and shall be made in compliance with this Agreement.

                                        3.6.Buyer   shall  be  responsible   for
                                        submitting   to  Seller  all   financial
                                        information   required   to  insure  the
                                        credit  worthiness of Buyer,  including,
                                        but  not   limited  to  the   following:
                                        Statements  with  regard  to the  latest
                                        three   (3)   years   of   the   Buyer's
                                        operations,   current  profit  and  loss
                                        statements, annual tax returns (when applicable), current financials on all principals, and any further financial lender may require personal guarantees subject t the creditworthiness of the Buyer.

                                        4.Conditions;   Precedent   to  Seller's
                                        Performance.

                                        4.1 Seller shall have no obligation to manufacture the Modules unit as of the following have been performed by Buyer.

                                          (a) Buyer has  remitted  to Seller the
                                          US$550,000.00   required   by  Section
                                          2.2(a) above.

                                          (b) Buyer's  creditworthiness has been
                                          confirmed. Seller shall have up to one
                                          hundred twenty (120) days from receipt
                                          of Buyer's  financial  information  as
                                          required   in  Section   3.6  of  this
                                          Agreement   to   confirm   the  credit
                                          worthiness of Buyer. In the event that
                                          Seller cannot  confirm  Buyer's credit
                                          worthiness.  Seller  may,  at its sole
                                          discretion,    either    proceed    to
                                          manufacture the Modules and Components
                                          or  return   Buyer's   deposit  of  US
                                          $550,000.00  during 120 days,  in case
                                          if  works  listed  in p.  2.1  do  not
                                          fulfill.  Said  amount to be  deducted
                                          from Buyer's  deposit If Seller elects
                                          to  return   Buyer's   deposit  of  US
                                          $550,000.00    this   Agreement   will
                                          terminate  and the parties  shall have
                                          no further obligations to each other.

                                        4.2.Seller shall have no obligation to ship the Modules and Components until all of the following have been performed by the Buyer:

                                          (a)  Buyer  shall  have   remitted  to
                                          Seller  payment  required by the terms
                                          of this Agreement prior to shipment of
                                          Modules and Components to the site,

                                          (b)  Buyer  shall  have  obtained  all
                                          necessary  licenses and  permits,  and
                                          paid or be ready,  willing and able to
                                          pay for all other charges  pursuant to
                                          Section 3.4 above,  required to enable
                                          Buyer   to   import,   transport   to,
                                          receive,  and  assemble the Modules at
                                          the  Site,   and  Seller   shall  have
                                          received Buyer's written certification
                                          of the foregoing,

                                          (c) Buyer  shall  have  completed  all
                                          necessary Site  preparations  strictly
                                          in accordance with the  Specifications
                                          theretofore  delivered to it by Seller
                                          pursuant  to  Section  1.3  (a),   and
                                          Seller   and/or  its   representatives
                                          shall  have  inspected  the  Site  and
                                          determined,     in    Seller's    sole
                                          discretion, that the Site is, in fact,
                                          so prepared,

                                          (d) Buyer shall have  arranged for the
                                          unloading    of   the    Modules   and
                                          Components  at the  Site,  and for the
                                          labor and  materials  required for the
                                          assembly  of the  Modules at the Site,
                                          and have confirmed  such  arrangements
                                          to Seller.  Buyer shall  provide labor
                                          and   material   releases   from   all
                                          contractors   and/or    subcontractors
                                          prior to  shipment  of the Modules and
                                          Components by the Seller,

                                          (e)  Buyer  shall  have  delivered  to
                                          Seller    Buyer's    certificate    of
                                          insurance  required by Section 6 below
                                          prior to  shipment  of the Modules and
                                          Components by the Seller.  Buyer shall
                                          name  Seller  as sole  beneficiary  on
                                          said  certificates of insurance.  Said
                                          insurance  carrier shall be acceptable
                                          to Seller, and

                                          (f)  Buyer  and   Seller   shall  have
                                          executed   the   Technical    Services
                                          Agreement  attached  hereto as Exhibit
                                          II.

                                        5.Cooperation: Seller's Obligations.

                                        5.1 Buyer and Seller hereby  acknowledge
                                        and agree that the  successful  assembly
                                        and   operation   of  the  Modules  will
                                        require  the  active   cooperation   and
                                        support of both parties.  It is intended
                                        that Buyer shall have  responsibility to
                                        pay for the  Modules and  Components  to
                                        handle all  contacts  with  governmental
                                        and   quasi-governmental    authorities,
                                        including  those with color of right, to
                                        obtain at its own expense  all  permits,
                                        approvals   and   other   authorizations
                                        required  for and to import,  transport,
                                        assemble, and operate the Modules. It is
                                        intended  and  Seller  agrees  to assist
                                        Buyer   in  the   discharge   of   those
                                        responsibilities,  providing  Buyer with
                                        the   benefit  of   Seller's   technical
                                        expertise    in    the     construction,
                                        operation,   and   maintenance   of  the
                                        Modules.

                                        5.2.Seller      has     made     certain
                                        representations  to Buyer under  Section
                                        1.2 above.  Seller's  obligations  under
                                        the  representations   shall  be  deemed
                                        fully  discharged  at  such  time as the
                                        Modules have successfully  performed the
                                        validation  procedures  specified by the
                                        US FDA in 21 CFR Part  211,  and USP No.
                                        XXIII at the volumes required to produce
                                        4,000,000  500ml.  Of LVPS  annually  in
                                        accordance   with  the   assumptions  of
                                        Section 1.2 (b) Thereafter, the terms of
                                        Seller's  obligations  to buyer  are set
                                        forth   in  and  are   limited   to  the
                                        Technical Services agreement.


                                        5.3.   Seller   shall  extend  to  Buyer
                                        warranties   on   equipment   and  other
                                        components      contained     in     the
                                        Specifications, which warranties shall have a term of one (1) year from Buyer's date of receipt of the Modules and Components at the Site.

                                        6.Insurance.

                                        6.1  Seller  shall  at its  own  expense
                                        provide:

                                          (a)  All  Risks   Manufacturer's  Risk
                                          Insurance  in the  amount  of  Buyer's
                                          payments to date  increasing with each
                                          payment   made  by  Buyer,   including
                                          coverage for fire,  extended coverage,
                                          vandalism  and   malicious   mischief,
                                          covering   Buyer's   interest  in  the
                                          Modules and  Components  at the United
                                          States manufacturing site, and

                                          (b)  DEQ  coverage  as  that  term  is
                                          defined in the  (INCOterms)  currently
                                          in effect  covering  the  Modules  and
                                          Components in transit to the site.

                                        6.2  Buyer  shall  at  its  own  expense
                                        provide the following insurance coverage for the protection of Seller from a comer acceptable to Seller at its own discretion:

                                          (a) Said insurance shall commence with
                                          the   unloading  of  the  Modules  and
                                          Components,  All Risks  Manufacturer's
                                          Risk  Insurance  in the  amount of the
                                          remaining Purchase Price not then paid
                                          and decreasing  with each payment made
                                          by Buyer, including coverage for fire,
                                          extended   coverage,   vandalism   and
                                          malicious  mischief and cover Seller's
                                          interest in the Modules and Components
                                          in transit to the Site, and

                                          (b) Until  such  time as the  Purchase
                                          Price for the Modules and  Components,
                                          insurance    on   the    Modules   and
                                          Components  against loss by fire,  and
                                          hazards included in the term "extended
                                          coverage"   in  the   amount   of  the
                                          replacement  cost of the  Modules  and
                                          Components, with Seller being named as
                                          an additional insured beneficiary.

                                        6.3 All insurance  policies  provided by
                                        the   parties   shall  be   written   by
                                        companies  acceptable to the  applicable
                                        protected     party     hereunder    and
                                        certificates   of  insurance   shall  be
                                        provided  by  each to the  other  in the
                                        limits    above   stated   and   showing
                                        endorsements   naming   the   applicable
                                        protected  party  as an  insured  party,
                                        waiving all right of subrogation against
                                        the protected  party,  and requiring not
                                        less  than   thirty   (30)  day  written
                                        notification from the insurer to the protected party prior to cancellation. Any change of insurance carriers or material changes in the policies must be mutually agreed upon in writing by both parties.

                                        7.Time of Performance; Force Majeure

                                        7.1.Seller shall perform its obligations in conformity with the Implementation Schedule attached hereto as Exhibit 11. Seller shall notify Buyer in writing of the date of shipment of the Modules and Components from the manufacturing site.

                                        7.2.The Force Majeure (Exemption) clause
                                        of the International Chamber of Commerce
                                        (ICC  Publication  No.  421)  is  hereby
                                        incorporated   into  this  Agreement  by
                                        reference.  The parties  acknowledge and
                                        agree  that  the  inability  of Buyer to
                                        convert  currency  into US Dollars shall
                                        not   constitute   an   event  of  force
                                        majeure.

                                        7.3. Time of validity of the  Agreement-
                                        10(ten) years.

                                        8.Default;Termination.

                                        8. 1. Buyer  shall be in  default  under
                                        this  Agreement  upon the  occurrence of
                                        any  of  the  following   provided  that
                                        notice of the  default  shall  have been
                                        provided  by  Seller  to Buyer  and such
                                        default is not cured within  thirty (30)
                                        days  after  occurrence  of an  event of
                                        default under this Agreement, the Seller
                                        shall be entitled to accelerate the date
                                        by   which   the   entire   indebtedness
                                        hereunder    is   due    and    payable.
                                        Notwithstanding the foregoing, Seller's remedies shall be cumulative, and Seller may take any action as may be provided for herein, or otherwise by law or in equity.

                                          (a) If Buyer  should  fail to pay in a
                                          timely    fashion    when    due   any
                                          indebtedness or obligation of Buyer to
                                          Seller,  or any  obligations or duties
                                          under the Agreement,

                                          (b)   If   there    is   a    material
                                          misstatement    or   material    false
                                          statement  in  connection   with  this
                                          Agreement  or  noncompliance  with  or
                                          nonperformance   of  any  of   Buyer's
                                          obligations,       agreements,      or
                                          affirmations  under or emanating  from
                                          this Agreement, or

                                          (c) On insolvency,  business  failure,
                                          appointment  of a receiver on any part
                                          of the  property of,  assignment  for,
                                          the  benefit  of   creditors   by  the
                                          calling of a meeting of creditors,  or
                                          the  commencement  of any  proceedings
                                          under  any  bankruptcy  or  insolvency
                                          laws by or against Buyer.

                                        8.2. In the event that  either  party is
                                        in breach of its obligations  under this
                                        Agreement,   the  aggrieved   party  may
                                        terminate   the   Agreement   upon   the
                                        expiration  of thirty  (30) days  notice
                                        specifying  the breach to the  breaching
                                        party in the  event  that the  breaching
                                        party  has  not   remedied   the  breach
                                        specified within the notice period.

                                        8.3.   Should  Seller   terminate   this
                                        Agreement   in  the  event  of   Buyer's
                                        default for failure of Buyer to make one
                                        (1) or more  payments  under  Section  2
                                        above, none of the payments made to that date shall be refundable and Seller shall retain the right to pursue such other rights and remedies which may be available to Seller at law or in equity.

                                        8.4   Should   Buyer    terminate   this
                                        Agreement   for  failure  of  Seller  to
                                        perform its obligations hereunder, Buyer shall retain the right to pursue such other rights and remedies which may be available to Buyer at law or in equity.

                                        9.Notices.

                                        9. 1. All notices  required or permitted
                                        to be given under this  Agreement  shall
                                        be deemed given when sent if they are in
                                        writing and  delivered  personally or by
                                        certified mail, return receipt requested
                                        to the applicable address set out at the
                                        head  of  this   Agreement  and,  if  to
                                        Seller, with copy to:

                                        John B. Miles, Esq.
                                        McDermott, Will & Emery
                                        1301 Dove Street
                                        Newport Beach, CA 92660 USA

                                        and, if to Buyer, with a copy to:

                                        Ovcharenko N.G. General Director
                                        JCS "Giriey"
                                        218 Sotsialisticheskaya St,
                                        RostovonDon, 344022 Russia

                                        Either party may change the address for the giving of notice by written notice to the other party as set forth above.

                                        10. Brokers.

                                        10. 1 Each party represents to the other
                                        that,  except  in the case of MT.  Yakov
                                        Zakon,  A&O Industries,  (3601 W. Devon,
                                        Suite 206, Chicago Industries  60659USA,
                                        retained  by  Seller,   it  employed  no
                                        broker or falter in bringing about this transaction, and each will hold the other harmless from and identify the other against all liability and expense arising from any claim other than for brokers' or finders' fees or commissions in respect to this transaction based upon its acts.

                                        11. Confidentiality.

                                        11.  1 Buyer  shall  during  the term of
                                        this  Agreement  and for five (5)  years
                                        thereafter   keep    confidential    all
                                        technical  information  which  has  been
                                        disclosed to Buyer by Seller  and/or its
                                        personnel. Buyer shall cause each of its
                                        employees to execute such  agreements as
                                        shall be  necessary  to ensure that such
                                        employees    maintain    confidentiality
                                        technical information.  For the purposes
                                        of     this     Agreement     "technical
                                        information"  shall  mean the secret and
                                        proprietary   information  disclosed  to
                                        Buyer by  Seller  and its  personnel  in
                                        written  or  oral  form,   relating   to
                                        processes, tests, and characteristics of
                                        processes and their components,  and all
                                        other    information    and   techniques
                                        necessary   for  and/or  useful  in  the
                                        installation,    service,   maintenance,
                                        repair and operation of the Module

                                        11.2 The  restrictions  of this  Section
                                        shall   not   apply  to  any   technical
                                        information which:

                                          (a) was publicly available at the date
                                          of   disclosure   by   Seller  or  its
                                          personnel,
                                          (b) was in Buyer's  possession  before
                                          the date of  disclosure  by  Seller or
                                          its  personnel,
                                          (c) becomes  publicly  available after
                                          the date of  disclosure  by  Seller or
                                          its  personnel  without  disclosure by
                                          Buyer,    or
                                          (d) becomes legally available to Buyer
                                          from   any   third    party    without
                                          restriction on disclosure or use.

                                        12.Miscellaneous.

                                        12.1 Seller has the right to subcontract
                                        its obligations  under this Agreement to
                                        third   parties   provided  that  Seller
                                        retains the  responsibility to the Buyer
                                        for the  performance of the  obligations
                                        subcontracted.  Seller  may at any  time
                                        assign and/or  transfer its rights under
                                        this  Agreement  without  the consent of
                                        the  Buyer.  Buyer  may not  assign  its
                                        rights   and   obligations   under  this
                                        Agreement   without  the  prior  written
                                        consent of Seller, which consent Seller may withhold in its sole discretion.

                                        12.2.The  signatories  on  behalf of the
                                        parties  hereto  warrant  and  represent
                                        that they have full power and  authority
                                        to execute  this  Agreement on behalf of
                                        their   respective   party,   that   the
                                        execution  of this  Agreement  has  been
                                        duly   authorized   by   all   necessary
                                        corporate action and that this Agreement
                                        represents    a   valid   and    binding
                                        obligation, enforceable in accordance with its terms. This Agreement shall be binding upon the parties and inure to the benefit of their successors and permitted assigns.

                                        12.3.   In  the  event  of  a   dispute,
                                        controversy  or claim  arising out of or
                                        in connection  with this  Agreement,  or
                                        the breach  termination  or  validity of
                                        this   Agreement,   the  parties   shall
                                        discuss  such  dispute,  controversy  or
                                        claim in good  faith to find a  solution
                                        acceptable to both  parties.  Should the
                                        parties  be  unable  to find a  mutually
                                        agreeable  solution  within  thirty (30)
                                        days  after   notice  from  one  of  the
                                        parties  to  the  other  specifying  the
                                        details of the dispute,  controversy  or
                                        claim,  the  parties  shall  submit  the
                                        dispute,  controversy  or claim to final
                                        and binding  arbitration  in  accordance
                                        with the UNCITRAL  Arbitration  Rules as
                                        presently  in  force.   The   appointing
                                        authority   shall  be  the   Arbitration
                                        Institute  of the  Stockholm  Chamber of
                                        Commerce. The arbitration shall be heard
                                        and determined by three (3) arbitrators.
                                        In selecting the presiding arbitrator of
                                        the   tribunal,    the    partyappointed
                                        arbitrators  shall  not  select a person
                                        who is of the same nationality as either
                                        party  or of  the  same  nationality  of
                                        either  partyappointed  arbitrator.  The
                                        place of arbitration shall be Stockholm,
                                        Sweden,  and the award shall be deemed a
                                        Swedish  award.   The  English  language
                                        shall   be   used   in   the    arbitral
                                        proceedings. The award shall be made and
                                        payable in United States Dollars free of
                                        tax or any  other  deduction.  The award
                                        shall include  interest from the date of
                                        any  breach or other  violation  of this
                                        Agreement.  The  arbitrators  shall also
                                        fix an appropriate rate of interest from
                                        the   date  of  the   breach   or  other
                                        violation to the date when the award is paid in full. The parties agree that the award of the arbitral tribunal will be the sole and exclusive remedy between them regarding any and all claims and counterclaims presented to the tribunal.

                                        12.4.  The laws of the State of  Nevada,
                                        United States of America shall govern the interpretation and performance of without reference to conflict of law principles.

                                        12.5.  No  failure on the part of either
                                        party to exercise, and no delay in exercising any right or remedy shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude any further or other exercise of such right or remedy. All rights and remedies under this Agreement are cumulative and shall not be deemed exclusive of any other rights or remedies provided by law.

                                        12.6.  The   Agreement,   including  the
                                        Exhibits,  contains the entire agreement
                                        of  the  parties  with  respect  to  the
                                        transactions    described    above   and
                                        supersedes  all  prior   agreements  and
                                        understandings   between   the   parties
                                        respecting the matters set forth herein.
                                        It may not be amended or changed in any way except in a writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

                                        12.7.  If any  section  or part  thereof
                                        contained  in the  Agreement is declared
                                        invalid   by  any  court  of   competent
                                        jurisdiction  or  a  government   agency
                                        having jurisdiction, such declaration shall not effect the remainder of the other sections and each shall remain in full force and effect.

                                        12.8.  The  English  language  shall  be
                                        controlling     in     all     respects,
                                        notwithstanding  any translation of this
                                        Agreement  for any  purpose  whatsoever.
                                        All  notices  and  other   documentation
                                        shall be  delivered  by one party to the
                                        other  in  the   English   and   Russian
                                        languages.

                                        12.9. The Agreement is signed in two (2) identical counterpart originals in the English and Russian languages, each of which is to be considered the final Agreement of the parties.

                                        12.10.The  headings  appearing  in  this
                                        Agreement have been used for reference purposes only and shall not affect the interpretation of this Agreement.

                                        12.11.  Time  is  of  the  essence  with
                                        respect   to   all   of   the    parties
                                        obligations under this Agreement.


                                        IN WITNESS WHEREOF, the parties by their
                                        duly  authorized   representatives  have
                                        executed this Agreement as of the day and year first above written.

                                        218 Sotsialisticheskaya, St,
                                        Rostov-on-Don, 344022  Russia
                                        JCS "Giriey"
                                        code  on OKNH 61124
                                        code on OKPO  24169413
                                        TIN 6163010380

                                        Rostov on Don
                                        Brunch of commercial bank "MostBank"
                                        p/c 1467060 c\a 00 1070165
                                        kor\ac.700161683
                                        in GRKS in Rostov on Don
                                        GU CB of RF on Rostov region
                                        BIA 046015783

                                        DenexCorp/LVPS MicroFacility
                                        7755 Center Avenue,
                                        Huntington Beach, California, USA

                                        Sanwa Bank California
                                        6881 Warner Avenue
                                        Huntington Beach, CA 92647 USA
                                        Routing No. 122003 516
                                        DenexCorp\LVPS MicroFacility
                                        Depositori Account Number: 089629751


                                        President/General Director
                                        DenexCorp\LVPS
                                        Ron Patterson